UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2023

Floor & Decor Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38070	27-3730271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway SE Atlanta, GA	30339
(Address of principal executive offices)	(Zip Code)

(404) 471-1634

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	FND	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2023, Brian K. Robbins, Executive Vice President, Business Development Strategy, of Floor & Decor Holdings, Inc. (the “Company”), informed the Company that he intends his last day of employment with the Company to be March 1, 2024.  Mr. Robbins joined the Company as Senior Vice President-Supply Chain in 2013 and held various positions during his tenure with the Company. Mr. Robbins will continue his service to the Company as an employee pursuant to his employment agreement with the Company (a copy of which is filed as an exhibit to the Company’s Current Report on Form 8-K (File No. 001-38070) filed with the SEC on February 4, 2020, and incorporated herein by reference), and perform his duties and assist in their transition through his departure date as reflected in an addendum to his employment agreement with the Company, entered into in connection with Mr. Robbins’ announcement of his resignation (the “Addendum”). The Addendum provides that Mr. Robbins will provide transition services to the Company through March 1, 2024 and, subject to Mr. Robbins continuing to provide such services and his timely execution and non-revocation of a release of claims in favor of the Company and its affiliates upon his resignation, Mr. Robbins will be entitled to continue vesting in his outstanding equity incentive awards under the Company’s 2017 Stock Incentive Plan through his resignation date and will be eligible to receive an annual bonus in respect of fiscal year 2023 based on actual performance. The foregoing summary of the Addendum is qualified in its entirety by the complete copy of such agreement which is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Addendum to Employment Agreement, dated August 25, 2023, between Floor & Decor Holdings, Inc., Floor and Decor Outlets of America, Inc. and Brian K. Robbins

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOOR & DECOR HOLDINGS, INC.

Date: August 28, 2023	By:	/s/ David V. Christopherson
	Name:	David V. Christopherson
	Title:	Executive Vice President, General Counsel, and Secretary